                                                                   Exhibit 10.10


           FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF WESTCHESTER


                       EXECUTIVE SALARY CONTINUATION PLAN






                           EFFECTIVE AUGUST 1, 1996

           FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF WESTCHESTER

                      EXECUTIVE SALARY CONTINUATION PLAN

               1.        PURPOSE

               II.       DEFINITIONS

               III.      PARTICIPATION; DETERMINATION AND PAYMENT OF BENEFITS

               IV.       CLAIM FOR BENEFITS PROCEDURE

               V.        ADMINISTRATION

               VI.       AMENDMENT AND TERMINATION

               VII.      MISCELLANEOUS

           FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF WESTCHESTER
                      EXECUTIVE SALARY CONTINUATION PLAN

I    PURPOSE
     -------

The purpose of the First Federal Savings and Loan Association of Westchester Executive Salary Continuation Plan is to provide a means whereby the First Federal may afford certain senior executives with retirement or other postemployment benefits, supplementing other Association-sponsored retirement, death, and disability benefits, in order to assure their continued employment with the First Federal Savings and Loan Association.

The Plan replaces agreements in effect prior to the Plan Effective Date which provided substantially similar benefits to participating First Federal executives. Executives who have an agreement dated September 26, 1988 are eligible to participate in the Plan. Upon an executive's participation in the Plan, the agreement previously in effect with an executive, and any and all amendments thereto, are terminated as of the Plan Effective Date.

II   DEFINITIONS
     -----------

     2.1 "Administrative Committee" and "Committee" mean the Plan Committee appointed pursuant to Article V to manage and administer the Plan.

     2.2  "Affiliate" means any affiliated subsidiary of Westco Bancorp, Inc.

     2.3 "Annual Death Benefit" means the amount, As indexed, specified as a death benefit payable on behalf of a Participant annually for a fixed period of years in the Participant and Benefit Eligibility Schedule (substantially in the form attached to the Plan as Exhibit I), in the event of a Participant's death during employment with the Association.

     2.4 "Annual Retirement Benefit" means the amount specified as payable annually for a fixed period of years to a Participant as a retirement benefit in the Participant and Benefit Eligibility schedule (substantially in the form attached to the Plan as Exhibit I), in effect on the date of his or her Termination of Service.

     2.5 "As Indexed" and "Indexed", as applied to the Annual Death Benefit amount, mean the prior year's Annual Death Benefit Amount increased by three (3) percentage points at the beginning of each calendar year.

     2.6 "Association" means the First Federal Savings and Loan Association of Westchester, a stock chartered federal thrift institution, of Westchester, Illinois, and any Affiliate which grants participation hereunder to an employee of the Affiliate with the Association's consent.

     2.7 "Beneficiary" means the person or persons entitled to receive benefits upon the death of a Participant in accordance with Article III of the Plan.

     2.8 "Change of Control" means a change of control of the Association or of the Company of a nature that

          (a) would be required to be reported in response to Item I (a) of the current report on Form 8-K, as in effect on the date thereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), even if the Association or the Company (as the case may be) is not then subject to the Exchange Act; or

          (b) results in a Change of Control of the Association within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency)("OTS"), as in effect on the dated hereof, provided that
                                                                  -------- ----

          (1) in applying the definition of change of control or presumptive change of control or acting in concert or presumptive acting in concert as set forth under the Rules and Regulations of the OTS, ownership be a person or group, including a presumptive group, of at least 15% of the voting stock of the Association or of the Company (as the case may be) shall be required, and provided further that
                   -------- -------

          (2) ownership of stock by a tax qualified employee benefit plan of the Company or of the Association (as the case may be) shall not be subject to presumptions of control or acting in concert; or

     (c) without limitation, such a Change of Control shall be deemed to have occurred at such time as

         (1) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or of the Company representing 20% or more of the Association's or the Company's (as the case may be) outstanding securities except for any securities of the Association purchased by the Company in connection with the conversion of the Association to the stock form and any securities purchased by any Company-sponsored employee stock ownership plan and trust; or

          (2) individuals who constitute the Board of the Association or of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Association's or the Company's (as the case may be) stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he or she were member of the incumbent Board; or

          (3) a plan of reorganization, merger, consolidation, or sale of all or substantially all the assets of the Association or the Company or similar transaction occurs in which the Association or the Company (as the case may be) is not the resulting entity.

     2.9 "Company" means Westco Bancorp, Inc., a Delaware corporation, its successors and assigns.

     2.10 "Compensation" means cash remuneration paid pursuant to this Plan for services rendered prior to the date paid.

     2.11 "Disability" shall have the same meaning and be determined in the same manner as in the First Federal Savings and Loan Association of Westchester's group long-term disability income plan. In the absence of such a plan, "Disability" or "Disabled" shall mean a permanent impairment of the physical or mental condition of a Participant, determined in the sole discretion of the Committee, which prevents a Participant from performing the usual duties of the Participant's employment with the Association. The determination as to a Disability shall be made on the basis of such medical and other competent evidence as the Committee shall deem relevant, and shall be binding on Participant. In the case of a Retired Participant, Disability shall mean an incapacity as a result of bodily injury or disease so as to prevent the Participant from performing the postemployment consulting services required by
Section 3.14.

     2.12 "Early Retirement Date" means the date of a Participant's Termination of Service on or after his or her attainment of age 55 and fifteen (15) Years of Service.

     2.13 "ERISA Funded" means that the Plan does not meet the "unfunded" criterion of the exceptions to the application of Parts 2 through 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974 (ERISA).

     2.14 "Normal Retirement Date" and "Normal Retirement" mean the date of Termination of Service of the Participant on or after his or her attainment of age 65.

     2.15 "Participant" means an employee of the Association who is eligible to participate in the Plan in accordance with to Section 3.1, and who enters into a Participation Agreement.

     2.16 "Participation Agreement" and "Agreement" mean the First Federal Savings and Loan of Westchester Executive Salary Continuation Plan Participation Agreement, substantially in the form attached to this Plan document as Exhibit II, executed between a Participant and the Association, whereby a Participant agrees to the terms and provisions of the Plan and designates his or her Beneficiary, and the Association agrees to pay the Retirement Benefit in accordance with the provisions of the Plan and Agreement.

     2.17 "Plan" means the First Federal Savings and Loan Association Executive Salary Continuation Plan, as amended from time to time.

     2.18 "Plan Effective Date" means August 1, 1996.

     2.19 "Present Value" means the lump sum economic equivalent of a series of payments, measured using the interest rate which could be achieved on the most recently issued 5-year United States Treasury Note, if held to maturity, based on price quotations published in the Wall Street Journal on the day immediately preceding the date the lump sum payment is to be made.

     2.20 "Retirement Date" means the date of a Participant's Termination of Service on or after his or her Early Retirement Date or Normal Retirement Date, as the case may be.

     2.21 "Tax Funded" means that the interest of a Participant in this Plan will be includable in the gross income of the Participant for Federal income tax purposes prior to actual receipt of Plan benefits by the Participant.

     2.22 "Termination for Cause" means the Participant's termination of employment by the Association for conduct which constitutes a termination "for cause" under the Participant's employment agreement.

     2.23 "Termination of Service" means the cessation of Participant's employment with the Association for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, Disability, or death, but excluding Termination for Cause.

     2.24 "Years of Service" means years of service credited to a Participant in the same manner as under the Association's tax qualified retirement plan, and including years of service with any Affiliate. In its sole discretion, the Committee may award additional Years of Service to a Participant or provide for an alternative method for determining a Participant's Years of Service, at any time prior to his or her Retirement Date.

III  PARTICIPATION; DETERMINATION AND PAYMENT OF BENEFITS
     ----------------------------------------------------

     3.1  Plan Participation. Eligibility to participate in the Plan shall be
          ------------------
limited to employees of the Association who are designated by the Administrative Committee as eligible to participate in the

Plan. The name of each eligible Participant and the Annual Retirement Benefit payable as provided herein, shall be specified in the Participant and Benefit Eligibility schedule in effect from time to time under the Plan, as shown in the
Exhibit I attached to the Plan. Each eligible employee must file and deliver a Participation Agreement to the Association as a condition to becoming a Participant in the Plan. Upon participation in the Plan, a Participant shall cease to be eligible for any benefit previously in effect with respect to the Participant in the agreement previously in effect, as described in his or her Participation Agreement.

     3.2  Retirement Benefit. Upon a Participant's Termination of Service on or
          ------------------
after his or her Retirement Date, the Association shall pay to the Participant, in ten (10) annual installments, as Compensation earned prior to his or her Retirement Date, the Annual Retirement Benefit applicable to the Participant, vested in accordance with Section 3.7, specified in Exhibit I in effect on his or her Retirement Date. The benefit shall be adjusted as provided in Section 3.9, and commence and be payable as provided in Sections 3.8 and 3.10, respectively.

     3.3  Death Benefit Upon Death Prior to Termination of Service. In the event
          --------------------------------------------------------
a Participant dies prior to his or her Termination of Service, the Association shall pay the Participant's Beneficiary, as Compensation for services rendered by the Participant prior to his or her death, the Annual Death Benefit Amount determined as follows:

        (a) Amount Payable. The Annual Death Benefit Amount applicable to a
            --------------
     Participant shall be the amount, As Indexed, specified in the Exhibit I in effect on the date of the Participant's death and applicable to the Participant. Prior to a Participant's death, the Annual Death Benefit Amount shall be Indexed on the first day of each calendar year. The first Index adjustment shall be made on January 1, 1997.

        (b) Upon a Participant's Death. The Annual Death Benefit Amount,
            --------------------------
     determined under Section 3.3(a), immediately above, shall be payable in ten
     (10) annual installments, and shall commence and be payable as provided in Sections 3.8 and 3.10. The provisions of Section 3.9 shall not apply to the Annual Death Benefit amount.


     3.4  Disability Benefit. In the event of a Participant's Disability prior
          ------------------
to his or her Retirement Date, the Association shall pay to the Disabled Participant, as compensation earned prior to his Disability, the Annual Retirement Benefit, vested in accordance with Section 3.5, applicable to the Participant, specified in the Exhibit I in effect of the date of his or her Disability. The benefit shall be adjusted and commence as provided in Sections
3.8 and 3.9, and be payable as provided in Section 3.10, or until the earliest of the following events:

        (a) The Participant ceases to be Disabled and resumes employment with the Association;

        (b) The Participant ceases to be Disabled and does not resume employment with the Company. If the Participant has attained his Retirement Date, he shall be entitled to the installments, if any, unpaid;

        (c) The Participant dies. Any annual installment(s) remaining unpaid shall be paid to the Participant's Beneficiary.

In its sole discretion, the Committee may determine to pay the Present Value of a Disabled Participant's Annual Retirement Benefit in a lump sum, or in fewer than ten (10) annual installments. In the event a previously Disabled Participant does not resume employment with the Company, as provided in Section 3.4(b), such previously Disabled Participant shall not be required to return any benefit amount paid in accordance with the immediately preceding sentence.

     3.5  Termination for Cause. Notwithstanding any provision of this Plan to
          ---------------------
the contrary, if a

Participant's Termination of Service is a Termination for Cause, the Participant shall forfeit all rights and benefits under the Plan.

     3.6  Benefit Payment in the Event of a Change of Control. Notwithstanding
          ---------------------------------------------------
the provisions of Section 3.7 to the contrary, in the event of a Change of Control, the Association shall pay to the Participant, as Compensation earned prior the Change of Control, a lump sum benefit equal to the Present Value of the Annual Retirement Benefit payable at the Participant's Early Retirement Date. For purposes of this Section, the date of the Change of Control shall be the Participant's Retirement Date. Payment under this Section shall be made as soon as practicable, but in no event later than ninety (90) days following the Change of Control.

     3.7  Vesting. A Participant's right to receive an Annual Retirement
          -------
Benefit, adjusted in accordance with the provisions of Section 3.9, shall be one hundred percent (100%) vested upon the earliest of the following events:

          (a) the date the Participant attains age fifty-five (55) and has attained fifteen (15) Years of Service with the Association; or

          (b) the date a Participant is Disabled under the Plan; or.

          (c) the date of death of the Participant.

Unless a Participant terminates employment under any one of the circumstances described in (a)-(c) immediately above, he or she shall forfeit all rights and benefits under the Plan.

     3.8  Commencement of Payments. Unless otherwise provided, payments under
          ------------------------
this Plan shall commence on the first day of the month following the Participant's Termination of Service, but in no event later than ninety (90) days following receipt of notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan. The date of each subsequent annual installment shall be on the same date each year.

     3.9  Adjustment of Retirement Benefit Payment. Any amount payable to or on
          ----------------------------------------
behalf of a Participant prior to his or her Normal Retirement Date shall be adjusted in accordance with this Section. The Annual Retirement Benefit payable to a Participant whose Retirement Date is prior to his or her Normal Retirement Date shall be reduced to a fraction of the Annual Retirement Benefit specified in the Exhibit I. The numerator of the fraction shall be the Participant's Years of Service and the denominator of the fraction shall be 30. In no event shall the fraction so determined be greater than one (1).

     3.10 Form of Benefit Payment. The amount of any benefit payable to or on
          -----------------------
behalf of a Participant shall be paid in ten (10) equal annual installments. Upon the death of a Participant after the commencement of payment of benefits in accordance with this Section, Annual Retirement Benefit installment amounts remaining unpaid shall be paid to the Participant's Beneficiary. Upon a written request of a Participant (or his or her Beneficiary), delivered to the Committee prior to the date a benefit payment is to commence or be made, the Committee may, in its sole discretion, elect to pay a lump sum benefit equal to the Present Value of all benefit payments remaining unpaid.

     3.11 Recipients of Payments; Designation of Beneficiary. All payments to be
          --------------------------------------------------
made by the Association under the Plan shall be made to the Participant during his or her lifetime, provided that if the Participant dies prior to the commencement or completion of such payments, then all subsequent payments under the Plan shall be made by the Association to the Beneficiary or Beneficiaries determined in accordance with this Section. The Participant shall designate a Beneficiary by filing a written notice of such designation with the Committee in such form as the Committee requires, and may change such designation without the consent of such Beneficiary or

Beneficiaries by filing a new designation in writing with the Committee. (In community property states, the spouse of a married Participant shall join in any designation of a Beneficiary other than the spouse.) If no designation shall be in effect at the time when any benefits payable under this Plan shall become due, the Beneficiary shall be the executor(s) or administrator(s) of the deceased Participant's estate.

     3.12 WITHHOLDING; EMPLOYMENT TAXES. To the extent required by the law in
          -----------------------------
effect at the time payments are made, the Association shall withhold any taxes required to be withheld by the federal, or any state or local, government.

     3.13 FACILITY OF PAYMENT. Any benefit payable hereunder to any person under
          -------------------
a legal disability, or to any person who, in the judgment of the Administrative Committee, is unable to properly administer his or her financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in a manner which the Committee may select.

     3.14 POSTEMPLOYMENT CONSULTING SERVICES. Payment of an Annual Retirement
          ----------------------------------
Benefit to a Participant who retires from employment with the Association on or after his or her Retirement Date under the Plan is contingent upon such Participant providing postemployment consulting services to the Association after his or her Retirement Date, for the thirty-six (36) consecutive calendar months following such date; provided, however, that
                            --------  --------

          (a) unless and except to the extent the Participant and the Committee agree otherwise,

               (1) such services shall not be less than ten (10) hours in any twelve month period and shall total no more than seventy-five
               (75) hours over the thirty-six (36) month consulting period. Onsite services provided to the Association in each consecutive twelve (12) month period must be at least ten (10) hours over a period of two consecutive days; and

               (2) such services shall be provided at times mutually acceptable and convenient to the Association and the Participant; and

               (3) the Participant shall be entitled to expense reimbursement for reasonable costs incurred in connection with travel and transportation incurred in connection with onsite services provided to the Association, and

               (4) the Participant shall not be obligated to provide any services while he or she is ill or Disabled; and provided
                                                                --------
               further, that
               -------

          (b) postemployment consulting services requested by the Association shall be limited to services consistent with the individual's prior role and position with the Association, and may include:

               (1) review of the Association's strategic and business plans, and of proposed acquisitions and mergers;

               (2) review of the Association's facilities' development plan, facilities' improvements, and architectural drawings;

               (3)  human resource planning and employee relations;

               (4) review of the Association's finances and its long-term financial plan; and provided further, that
                                   -------- --------

          (c) unless a Participant is ill or has a Disability, if a Participant should refuse to provide any postemployment consulting services that he or she is required to perform pursuant to this Section 3.14, any and all unpaid benefits under the Plan that may be due or are to become due to such Participant (or to his or her Beneficiary) shall be forfeited, unless the Participant remedies such failure within a period of ten (10) days of receipt of written demand therefor from the Committee. A Participant who is ready, willing, and able to perform the services required by this Section and has so notified the Committee shall be deemed to have fulfilled his or her duties if the Association fails to assign duties to the Participant.

IV   CLAIM FOR BENEFITS PROCEDURE
     ----------------------------

     4.1  Claim for Benefits. Any claim for benefits under the Plan shall be
          ------------------
made in writing to the Committee. If such claim for benefits is wholly or partially denied by the Committee, the Committee shall, within a reasonable period of time, but not later than thirty (30) days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial shall be in writing and shall contain:

          (a)  the specific reason or reasons for the denial of the claim;

          (b) a reference to the relevant Plan provisions upon which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

          (d)  an explanation of the Plan's claim review procedure.

     4.2  Request for Review of a Denial of a Claim for Benefits. Upon the
          ------------------------------------------------------
receipt by the claimant of written notice of denial of the claim, the claimant may within sixty (60) days file a written request to the Committee, requesting a review of the denial of the claim, which review shall include a hearing if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his or her claim, he or she may review relevant documents and may submit issues and comments in writing.

     4.3  Decision Upon Review of Denial of Claim for Benefits. The Committee
          ----------------------------------------------------
shall render a decision on the claim promptly, but no more than thirty (30)days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the thirty (30) day period shall be extended to sixty (60) days. Such decision shall:

          (a)  include specific reasons for the decision;

          (b) be written in a manner calculated to be understood by the claimant; and

          (c) contain specific references to the relevant Plan provisions upon which the decision is based

     Subject to a timely request for arbitration of a dispute under Section 7.5, the decision of the Committee shall be final and binding in all respects on both the Association and the claimant.

V    ADMINISTRATION
     --------------

     5.1  Plan Administrative Committee. The Plan shall be administered by the
          -----------------------------
Compensation Committee of the Board of Directors of the Company, which shall be the Administrative Committee of the Plan. The Administrative Committee may assign duties to an officer or other employees of the

Association, and delegate such duties as it sees fit. The Administrative Committee shall be responsible for the management, operation and administration of the Plan.

  5.2     General Rights, Powers and Duties of Administrative Committee. In
          -------------------------------------------------------------
addition to any powers, rights, and duties set forth elsewhere in the Plan, it shall have the following powers and duties to:

     (a) adopt, alter, and repeal such rules, regulations, guidelines, and practices consistent with the provisions of the Plan as it deems necessary for the proper and efficient administration of the Plan;

     (b) administer the Plan in accordance with its terms and any rules and regulations it establishes;

     (c) maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

     (d) construe and interpret the Plan, to correct any defect, omission, or inconsistency in the Plan, and to resolve all questions arising under the Plan;

     (e) direct the Association to pay benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan;

     (f) employ or retain agents, attorneys, actuaries, accountants or other persons who may also be employed by or represent the Association; and

     (g) be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

  5.3     Information to be Furnished to Administrative Committee. The records
          -------------------------------------------------------
of the Association shall be determinative of each Participant's period of employment, Retirement Date, Termination of Service and the reason therefor, leave of absence, Years of Service, and personal data. The Participant and his or her Surviving Spouse shall furnish to the Committee such evidence, data or information, and execute such documents as the Committee requests.

  5.4     Responsibility. No member of the Committee shall be liable to any
          --------------
person for any action taken or omitted in connection with the administration of this Plan unless attributable to his or her own fraud or willfull misconduct; nor shall the Association be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a trustee, officer, or employee of the Association. Further, the Association shall hold harmless and defend any individual in the employment of the Association and any trustee of the Association against any claim, action, or liability asserted against him or her in connection with any action or failure to act regarding the Plan, except as and to the extent such liability may be based upon the individual's own willful misconduct or fraud. This indemnification shall not duplicate, but may supplement, any coverage available under any applicable insurance coverage.

VI AMENDMENT AND TERMINATION
   -------------------------

  6.1     Association's Right to Terminate or Amend. The Plan may be
          -----------------------------------------
terminated or amended in whole or in part by the Association at any time. Notice of termination or of any material amendment shall be given in writing to the Administrative Committee and to each Participant and each Beneficiary of a deceased Participant. Without the consent of the Participant, no termination or amendment shall decrease the value or adversely affect a Participant's rights with respect to a Participant's vested Annual Retirement Benefit, or its Present Value equivalent, determined as of the amendment or termination date, and based on the Participant's eligibility for a benefit as of such date.

     6.2  Termination in the Event of a Change of Control. In the event of a
          -----------------------------------------------
Change of Control, the Plan shall terminate upon payment to each Participant of the benefit amount provided for in accordance with Section 3.6.

     6.3  Special Termination. Any other provision of the Plan to the contrary
          -------------------
notwithstanding, the Plan shall terminate if the Plan is held to be ERISA Funded or Tax Funded by a federal court, and appeals from that holding are no longer timely or have been exhausted. The Association may terminate the Plan if it determines, based on a legal opinion which is satisfactory to the Association, that either judicial authority or the opinion of the U.S. Department of Labor, Treasury Department or Internal Revenue Service (as expressed in proposed or final regulations, advisory opinions or rulings, or similar administrative announcements) creates a significant risk that the Plan will be held to be ERISA Funded or Tax Funded, and failure to so terminate the Plan could subject the Company or the Participants to material penalties. Upon any such termination, the Association may:

       (a) transfer the rights and obligations of the Participants and the Association to a new plan established by the Association, which is not deemed to be ERISA Funded or Tax Funded, but which is similar in all other respect to this Plan, if the Association determines that it is possible to establish such a Plan;

       (b) If the Association, in its sole discretion, determines that it is not possible to establish the Plan in (a) above, the Association shall pay to each Participant, as Compensation for services rendered prior to the termination of the Plan, a lump sum benefit equal to the Present Value of the Annual Retirement Benefit payable to the Participant at his or her Normal Retirement Date, but without adjustment otherwise provided for in
     Section 3.7.

       (c) pay a lump sum benefit equal to the Present Value equivalent of a Participant's vested accrued Annual Retirement Benefit, adjusted as provided for in Section 3.7 based on years of Service credited as of that date, to the extent that a federal court has held that the interest of the Participant in the Plan is includable in the gross income of the Participant for federal income tax purposes prior to actual payment of Plan benefits. The Present Value equivalent of any remaining accrued benefit shall remain as an obligation of the Association, to be paid to the Participant as provided in the Plan;

       (d) pay to a Participant a lump sum benefit equal to the Present Value equivalent of a Participant's vested accrued Annual Retirement Benefit, adjusted as provided for in Section 3.7 based on Years of Service credited as of that date, if, based on a legal opinion satisfactory to the Association, there is a significant risk that the Plan is covered by ERISA and such Participant will be determined not to be part of a "select group of management or highly compensated employees" for purposes of ERISA.

Notwithstanding the preceding provisions of this Section, in the event a Participant receives from the Internal Revenue Service an assessment of income taxes based on treatment of amounts payable under the Plan being includable in gross income prior to actual payment of Plan benefits, the Association shall pay to the Participant the amount of a Participant's benefit, but in no event an amount greater than an amount equal to the Present Value equivalent of a Participant's vested accrued Annual Retirement Benefit, adjusted as provided for in Sections 3.7, 3.8, and 3.9, based on Years of Service credited as of that date, that has been treated as includable in gross income by the Internal Revenue Service. The Participant's remaining accrued benefit under the Plan shall be determined under Article III reduced by the equivalent Present Value of the amount(s) previously paid to the Participant under the preceding sentence.

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VII  MISCELLANEOUS
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     7.1  Separation of Plan: No Implied Rights. The Plan shall not operate to
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increase or decrease any benefit payable to or on behalf of a Participant (or his or her Beneficiary) from any other plan maintained by the Association. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, his or her Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Association in accordance with the terms and provisions of the Plan. Except as expressly provided in the Plan, the Association shall not be required or be liable to make any payment under the Plan.

     7.2  No Right to Association Assets. Neither the Participant nor any other
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person shall acquire by reason of the Plan any right in or title to any assets, funds or property of the Association whatsoever, including, without limiting the generality of the foregoing, any specific funds, assets or other property which the Association, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Association. The Participant shall have only a contractual right to the amounts, if any, payable hereunder, unsecured by any asset of the Association. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Association shall be sufficient to pay any benefits to any person.

     7.3  No Employment Rights. Nothing herein shall constitute a contract of
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employment or of continuing service or in any manner obligate the Association to continue the services of the Participant, or, except as hereinbefore provided in
Section 3.13, obligate the Participant to continue in the service of the Association, or as a limitation of the right of the Association to discharge any of its employees, with or without cause. Nothing herein shall be construed as fixing or regulating the compensation or other remuneration payable to the Participant.

     7.4  Offset. If, at the time payments or installments of payments are to be
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made hereunder, the Participant or his or her Beneficiary, or both, are indebted or obligated to the Association, then the payments remaining to be made to the Participant or his or her Beneficiary, or both, may, at the discretion of the Association, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Association not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

     7.5  Arbitration. The denial of a benefit shall be final and binding on a
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Participant, unless the Participant provides to the Association a written request for arbitration within one (1) year of the date the Committee issues a final denial of such benefit. Any dispute or controversy with respect to the Plan between a Participant (or his or her Beneficiary) and the Association shall be resolved exclusively by arbitration, conducted in the City of Chicago, Illinois, in accordance with the rules governing commercial arbitration established by the American Arbitration Association, and a judgment upon the award may be entered in any court having jurisdiction thereof. The arbitrator's review of a denied benefit shall be de novo. The arbitrator(s) shall have no power to add to, subtract from, or modify in any other way, the terms of the Plan. Except as otherwise provided in sentence immediately following, the costs of such arbitration shall be borne equally by the parties in arbitration, and neither party shall be entitled to attorneys' fees expended in the course of such arbitration or the enforcement of any award rendered thereunder. Notwithstanding the preceding sentence, the costs of arbitration allocated to a party, and the reasonable attorneys' and experts' fees expended in the course of such arbitration, shall be paid by the Association if such costs or attorneys' and experts' fees are allocated to or incurred in any action involving the Association's payment of or refusal to pay any amount to a participant in accordance with the Plan.

     7.6  Protective Provisions. In order to facilitate the payment of benefits
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hereunder, each employee designated eligible shall cooperate with the
Association by furnishing any and all

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information requested by the Association, and performing such other actions as may be reasonably requested by the Association. If the employee refuses to cooperate, he or she shall not become a Participant in the Plan and the Association shall have no further obligation to him or her under the Plan. In such event, no benefit shall be payable to the Participant or his or her Beneficiary.

  7.7     Non-assignability. Neither the Participant nor any other person shall
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have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are expressly declared to be unassignable and non-transferrable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferrable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

  7.8     Notice. Any notice required or permitted to be given under the Plan
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shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the last known address of the Participant if to the Participant, or, if given to the Association, to the principal office of the Association, directed to the attention of the Administrative Committee. Such notice shall be deemed given as of the date of delivery, or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

  7.9     Governing Laws. The Plan shall be construed and administered according
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to the laws of the State of Illinois.

  IN WITNESS WHEREOF, the Board of Directors of the Association has adopted the First Federal Savings and Loan Association of Westchester EXECUTIVE SALARY CONTINUATION PLAN effective August 1, 1996.

               FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF WESTCHESTER

                                        By /s/ Roslyn M. Lesak
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Date September 5, 1996                  Its Chairman of the Board
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